ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

5,174 records
Balance: 1,024,183,061
All records

Selection Criteria: All records
Table of Contents

1.

City

2.

State

1. City

City	Total Remaining Balance	Percent Remaining Balance	Non Zero WA FICO
BROOKLYN	13,461,520.00	1.31	633
LAS VEGAS	9,407,404.06	0.92	619
SAN DIEGO	9,292,006.12	0.91	648
MIAMI	9,283,530.00	0.91	607
BRONX	8,190,800.00	0.80	603
LOS ANGELES	7,316,477.34	0.71	620
TAMPA	6,056,229.30	0.59	622
ORLANDO	5,286,897.66	0.52	595
SACRAMENTO	5,117,676.13	0.50	599
HONOLULU	5,008,437.92	0.49	626
Other	945,762,082.12	92.34	604
Total:	1,024,183,060.65	100.00	605

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2. State

State	Total Remaining Balance	Percent Remaining Balance	Non Zero WA FICO
Alabama	4,301,313.54	0.42	593
Alaska	293,001.00	0.03	585
Arizona	22,799,311.35	2.23	602
Arkansas	1,460,375.00	0.14	593
California	238,942,621.77	23.33	612
Colorado	18,717,185.86	1.83	612
Connecticut	12,383,774.00	1.21	593
Delaware	930,100.00	0.09	589
District of Columbia	2,544,526.00	0.25	624
Florida	120,133,633.90	11.73	603
Georgia	20,833,642.77	2.03	596
Hawaii	14,503,290.57	1.42	618
Idaho	3,575,462.62	0.35	604
Illinois	28,889,490.69	2.82	601
Indiana	5,624,033.47	0.55	587
Iowa	1,870,535.97	0.18	591
Kansas	2,568,992.25	0.25	610
Kentucky	3,889,587.60	0.38	590
Louisiana	3,087,815.00	0.30	601
Maine	8,328,353.77	0.81	608
Maryland	28,387,516.24	2.77	589
Massachusetts	82,517,661.53	8.06	613
Michigan	22,879,524.89	2.23	593
Minnesota	7,460,468.00	0.73	602
Mississippi	947,894.00	0.09	582
Missouri	9,220,777.74	0.90	606
Montana	467,960.00	0.05	609
Nebraska	136,000.00	0.01	636
Nevada	16,744,922.31	1.63	622
New Hampshire	7,987,727.00	0.78	601
New Jersey	47,103,307.83	4.60	600
New York	81,909,331.88	8.00	608
North Carolina	10,752,284.19	1.05	599
North Dakota	231,625.00	0.02	578
Ohio	16,170,437.97	1.58	598
Oklahoma	2,368,100.17	0.23	607
Oregon	7,753,045.07	0.76	601
Pennsylvania	18,129,594.13	1.77	601
Rhode Island	11,649,789.13	1.14	611
South Carolina	7,431,005.63	0.73	618
South Dakota	524,740.00	0.05	618
Tennessee	6,961,152.25	0.68	598
Texas	47,519,433.60	4.64	584
Utah	6,771,942.53	0.66	611
Vermont	2,018,234.41	0.20	624
Virginia	32,578,863.82	3.18	605
Washington	20,956,974.20	2.05	599
Wisconsin	9,229,100.00	0.90	594
Wyoming	1,696,600.00	0.17	592
Total:	1,024,183,060.65	100.00	605

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jun 16, 2006 10:53

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.